This document is an English translation of the original Chinese version. In the event of any discrepancy, the original language version shall prevail.

Technical Development Agreement

Contract No.: FM-2023-092001

Date of Signing: September 20, 2023

Party A (Client): Formosa (Hong Kong) Co., Ltd.
Address: Unit 7-1, Flat A, 3/F, Chevalier Industrial Building, 43-45 Beech Street, Tai Kok Tsui, Kowloon, Hong Kong
Authorized Representative: Yang Haichun
Contact: +852 60686572

Party B (Service Provider): Hunan Changzhi Technology Co., Ltd.
Address: Room 1-2802, Building 3, Huari Yuefu, Yinpenling Street, Yuelu District, Changsha, Hunan Province
Authorized Representative: Liang Renyang
Contact: +86 15367911769

1. Project Name

[Zhice Bulk Commodity ChdgAI] Customized Upgrade Development of the Bulk Commodity Intelligent Management Integrated System

2. Scope and Objectives of Development

Based on the [Bulk Commodity Intelligent Management Integrated System] provided by Party A, the objective is to develop bulk commodity AI agent technology and a trade technology platform. Party A has the following development requirements, and Party B shall carry out customized development. After development, Party B shall grant Party A an exclusive license to use the results.

1. Development contents:

    - Develop bulk commodity AI agent technology and connect to third-party strategy interfaces, including automated hedging algorithm strategies, AI-driven recommendation systems, and an AI intelligent assistant for intelligent inventory monitoring and optimization.

2. Build a trade technology platform integrating risk control, real-time data interaction, and intelligent visualization analysis of the industrial chain.
3. Support multi-market data access, parallel backtesting across multiple product categories, and strategy effectiveness verification.

3. Deliverables

1. Complete software system, including source code, installation package, and database design documents.
2. Technical design documents and user manuals.

4. Development Period

1. Initial development stage: within 16 months after the signing of this Agreement, the basic system architecture and algorithm prototypes shall be completed.
2. Acceptance stage: within 2 months after initial acceptance, system stress testing and final acceptance delivery shall be completed.

5. Fees and Payment Method

1. Total fee: RMB 2,200,000, tax included.
2. Payment terms:
    - Development-stage payments: from the signing date, RMB 75,000 shall be paid each quarter, for 4 installments, totaling RMB 300,000.
    - Post-acceptance payment: RMB 1,900,000 shall be paid within 10 working days after acceptance is passed.
3. Payment method: payment shall be made to the account designated by Party B.

6. Usage Rights and Development Rights

6.1 Usage Rights

1. Party A shall obtain exclusive usage rights for a period of 5 years.
2. After 5 years, Party A shall have a right of first renewal. The renewal rate shall be negotiated and confirmed by both parties and set out in a separate contract.

6.2 Secondary Development Rights

1. The copyright in the results of any secondary development carried out by Party A based on Party B's technology shall belong to Party A.
2. Party B shall not claim any intellectual property rights in the secondary development results in any form.

6.3 Technical Control Rights

1. Party B shall deliver to Party A all source code, development documents, and technical secrets.
2. Party B shall provide free technical support and major upgrade services for 5 years, including core algorithm optimization.

7. Acceptance Standards

1. Functional acceptance: the system shall meet the development contents required under Article 2 of this Agreement.
2. Performance acceptance: the algorithm strategy shall achieve an annualized return of at least 15% and a maximum drawdown of no more than 8% in a simulated environment.

System throughput shall reach 10,000 TPS, and response time shall be no more than 500 ms.

8. Confidentiality Obligations

1. Neither party shall disclose technical details, business information, or financial data to any third party.
2. The confidentiality period shall be 5 years after termination of the Agreement, and such obligation shall survive even if the Agreement is invalid.

9. Liability for Breach

1. Late delivery: for each day of delay by Party B, liquidated damages of 0.1% of the total contract amount shall be paid, capped at RMB 1,000,000.
2. Substandard quality: Party B shall remedy the issue free of charge within 15 days; otherwise, Party A has the right to terminate the contract and claim damages.
3. Late payment: if Party A delays payment, liquidated damages of 0.05% of the unpaid amount shall be paid for each day of delay.

10. Dispute Resolution

Any dispute arising from this Agreement shall, if not resolved through negotiation, be submitted to the Hong Kong court at Party A's location for litigation.

11. Other Terms

1. This Agreement shall take effect upon signature and seal by the authorized representatives of both parties.
2. This Agreement is made in two copies, one held by each party, each having equal legal effect.

Signature Page Below — No Main Text

Party A (Seal):
Authorized Representative Signature: ___________
Date: ___________

Party B (Seal):
Authorized Representative Signature: ___________
Date: ___________

技術開發合同

合同編號：FM-2023-092001
簽訂日期:2023 年 09 月 20 日

甲方（需求方）
名稱：福爾摩莎(香港)有限公司 FUERMOSHA(HK)CO.，LIMITED
地址：Unit 7-1, Flat A, 3/F, Chevalier Industrial Building, 43-45 Beech Street, Tai Kok Tsui, Kowloon, Hong Kong
授權代表：楊海春
聯繫方式：+852 6068 6572

乙方（服務方）
名稱：湖南長至科技有限公司
地址：湖南省長沙市嶽麓區銀盆嶺街道華潤悅府 3 棟 1-2802
授權代表：梁仁陽
聯繫方式：+86 153 6791 1769

第一條 專案名稱

[智策大宗 ChdgA1]大宗商品智能管理集成系統定制升級開發

第二條 開發範圍與目標

根據甲方提供的【大宗商品智能管理集成系統】構建大宗商品 AI 代理技術開發及貿易科技平臺為目標，甲方有以下開發需求，乙方做定制化開發，開發後乙方獨家授權甲方使用。

1.開發內容　：

（1）大宗商品 AI 代理技術開發，對接第三方策略介面（含自動化對沖演算法、AI 驅動建議系統），AI 智能助手智能監控優化庫存；

（2）構建貿易科技平臺，集成風險控制、即時數據交互及產業鏈可視化智能分析功能；

（3）支持多市場數據接入、多品種並行回測及策略有效性驗證。

2. 交付物 ：

1. 完整軟體系統（含源代碼、安裝包、資料庫設計文檔）；

2. 《技術設計文檔》《用戶操作手冊》《驗收測試報告》。

第三條 開發週期

1. **初步開發階段** ：合同簽訂後 16 個月內完成基礎架構及演算法原型開發；

2. **驗收階段** ：初步開發階段後 2 個月內完成壓力測試及最終驗收交付。

第四條 費用及支付方式

1. **總費用** ：220 萬元人民幣（含稅）；

2. **支付條款** ：

（1）**開發階段付款** ：簽約後每季度支付 7.5 萬元，共 4 期（合計 30 萬元）；

（2）**驗收後付款** ：通過驗收後 10 個工作日內支付 190 萬元（一次性付清）。

3. 費用支付到乙方指定的帳戶。

第五條 使用權和技術開發權

1. 使用權：

（1）甲方獲得獨佔使用權，有效期 5 年。

（2）五年後甲方享有優先續約權，續約費率甲乙雙發在做具體洽談確認，另簽合同約定。

2. 二次開發權　：

（1）甲方基於乙方技術進行的二次開發成果，著作權歸甲方所有；

（2）乙方不得以任何形式主張二次開發成果的知識產權。

3. 技術控制權　：

（1）乙方須向甲方交付全部源代碼、開發文檔及技術秘密；

（2）五年內免費提供技術支持及重大升級服務（如核心演算法優化）。

第六條 驗收標準

1. 功能驗收　：

系統需滿足合同第二條開發範圍要求；

2. 性能驗收　：

演算法策略在模擬環境中實現年化收益≥15%，最大回撤≤8%；

系統吞吐量達到 10,000TPS，響應時間≤500ms；

第七條 保密義務

1. 雙方不得向第三方披露技術細節、商業資訊及財務數據；

2. 保密期限：合同終止後 5 年，且不因合同無效而解除。

第八條 違約責任

1. 延遲交付　：乙方每逾期 1 日，按合同總額 0.1%支付違約金（上限 100 萬元）；

2. 品質不達標　：乙方須在 15 日內免費修復，否則甲方有權終止合同並索賠；

3. 付款違約　：甲方逾期付款，每逾期 1 日按未付金額 0.05%支付違約金。

第九條 爭議解決

因本合同產生的爭議，提交甲方所在地（香港）法院訴訟。

第十條 其他條款

1. 合同自雙方代表簽字蓋章後生效；

2. 本合同一式兩份份，甲乙雙方各執一份，具有同等法律效力。

以下為簽字頁，無正文------

甲方（蓋章）：[redacted]

授權代表簽字：[redacted]

日期：2023.9.20

乙方（蓋章）：

授權代表簽字：[redacted]

日期：2023.9.20

[redacted]